Exhibit 10.2

ELECTRONICALLY SERVED
2/16/2021 6:16 PM

Electronically Filed
02/16/2021 6:16 PM

CLERK OF THE COURT

SAO

FLANGAS LAW GROUP
KIMBERLY P. STEIN, ESQ.
Nevada Bar No. 8675
E-mail: kps@fdlawlv.com
3275 South Jones Blvd., Suite 105
Las Vegas, Nevada 89146
Telephone: (702) 307-9500

Attorneys for Intervenor Yosef Yafe

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of	Case No.: A-19-807727-P

POINT OF CARE NANO-TECHNOLOGY, INC., a Nevada Corporation.	Dept. No.: 14

STIPULATION AND ORDER APPROVING YOSEF YAFE TO INTERVENE IN THIS ACTION

Petitioner INVESTMENT RESERVES SERIES POINT OF CARE NANO-TECHNOLOGY, INC., LLC (“Petitioner”) was previously appointed as Custodian of POINT OF CARE NANO-TECHNOLOGY, INC. (“PCNT”) pursuant to an Order of this Court entered on February 11, 2020. Thereafter pursuant to said Order, Petitioner was ordered to take several actions, which included: (1) to comply with NRS 78.18 and reinstate to PCNT, (2) to notice a meeting of stockholders, and (3) provide a status report to the Court every one hundred twenty (120) days. Petitioner has reinstated PCNT with the Nevada Secretary of State, and has filed a status report with the Court on June 9, 2020; however, due to the COVID pandemic Petitioner has not been able to notice or hold a meeting of stockholders and/or provide additional reports to this Court.

Yosef Yafe (“Yafe”) is also a stockholder of PCNT and desires to be a custodian for PCNT. As such, pursuant to Rule 24 of the Nevada Rules of Civil Procedure, Yafe is seeking to Intervene in this action. Yafe has represented that he is qualified, ready and able to complete the responsibilities of the custodianship. Based upon these representations being truthful, and upon approval of the Court, Petitioner does not object to Yafe intervening in this action.

Case Number: A-19-807727-P

As such, Petitioner and Yafe, by and through their respective attorneys of record, hereby stipulate and agree as follows:

1.   That Yosef Yafe be allowed to Intervenor in this action as a Real Party in Interest.

Dated: February 16, 2021	Dated: : February 16, 2021

/s/Kimberly P. Stein	/s/Jay A. Shafer
KIMBERLY P. STEIN, ESQ.	JAY A. SHAFER, ESQ.
Nevada Bar No. 8675	Nevada Bar No. 9184
FLANGAS LAW GROUP	CORY READE DOWS & SHAFER
3275 S. Jones Blvd., Suite 105	1333 North Buffalo Drive, Suite 210
Las Vegas, NV 89146	Las Vegas, NV 89128
kps@fdlawlv.com	jshafer@crdslaw.com
Attorneys for Intervenor	Attorneys for Petitioner
Yosef Yafe	INVESTMENT RESERVES SERIES POINT OF CARE NANO-TECHNOLOGY, INC., LLC

ORDER

The Court having reviewed the foregoing STIPULATION AND ORDER APPROVING YOSEF YAFE TO INTERVENE IN THIS ACTION in the above-entitled matter and for good cause appearing therefor,

IT IS SO ORDERED.

DATED:

Dated this 16th day of February, 2021

DISTRICT COURT JUDGE

Respectfully submitted by:	99A 984 0AE5 3028
Adriana Escobar
FLANGAS LAW GROUP	District Court Judge

/s/Kimberly P. Stein
KIMBERLY P. STEIN, ESQ.
Nevada Bar No. 8675
3275 S. Jones Blvd., Suite 105
Las Vegas, NV 89146
kps@fdlawlv.com
Attorneys for Intervenor Yosef Yafe

From: Jay Shafer <jshafer@crdslaw.com>
Sent: Friday, February 12, 2021 3:38 PM
To: Kimberly Stein <kps@fdlawlv.com>; Andi Hughes <ah@fdlawlv.com>
Cc: Heather Bock <hbock@crdslaw.com>
Subject: RE: In Matter Re Point of Care Nano-Technology, Inc.

Kim

You may file the attached stipulations with my digital signature.

Jay A. Shafer, Esq.

CORY READE DOWS & SHAFER

1333 North Buffalo Drive, Suite 210

Las Vegas, Nevada 89128

(702) 794-4411
jshafer@crdslaw.com

CSERV

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of the Petition of	CASE NO: A-19-807727-P

Investment Reserves Series Point of Care nano-Technology, Inc. LLC	DEPT. NO. Department 14

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Stipulation and Order was served via the court’s electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 2/16/2021

Jay Shafer	JShafer@premierlegalgroup.com

Leslie Reynolds	lmr@fdlawlv.com

Kimberly Stein	kps@fdlawlv.com

Andi Hughes	ah@fdlawlv.com